UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2014

THERMON GROUP HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35159	27-2228185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Thermon Drive
San Marcos, Texas 78666
(Address of principal executive offices) (zip code)

(512) 396-5801
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Three proposals were submitted to a vote of the Company's stockholders at the annual meeting of stockholders of Thermon Group Holdings, Inc. (the “Company”) held on July 31, 2014 (the “2014 Annual Meeting”). The final voting results for each proposal are set forth below.

(1)	The following individuals were elected to serve on the Company's Board of Directors until the next annual meeting of stockholders:

	DIRECTOR NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
	Rodney L. Bingham	29,995,288	88,578	919,753
	Marcus J. George	29,995,291	88,575	919,753
	Richard E. Goodrich	29,995,291	88,575	919,753
	Kevin J. McGinty	29,995,291	88,575	919,753
	John T. Nesser, III	29,994,654	89,212	919,753
	Michael W. Press	29,994,654	89,212	919,753
	Stephen A. Snider	29,994,588	89,278	919,753
	Charles A. Sorrentino	29,994,588	89,278	919,753

(2)	The Company's stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2015:

	FOR	30,988,691
	AGAINST	14,006
	ABSTENTIONS	922
	BROKER NON-VOTES	—

(3)	The Company's stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as described in the proxy statement:

	FOR	28,253,519
	AGAINST	1,798,412
	ABSTENTIONS	31,935
	BROKER NON-VOTES	919,753

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2014	THERMON GROUP HOLDINGS, INC.

	By:	/s/ Jay Peterson
	Name:	Jay Peterson
	Title:	Chief Financial Officer